Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

9.	Income Taxes

Due to our net losses from continuing operations for the years ended December 31, 2018 and 2017, and since the Company has recorded a full valuation allowance against deferred tax assets, there was no provision or benefit for income taxes recorded.

The components of income/(loss) before income tax provision (benefit) from continuing operations as of December 31, 2018 and 2017 are as follows (in thousands):

	2018	2017
U.S.	$(8,346)	$(12,230)
Foreign	(507)	(843)
	$(8,853)	$(13,073)

A reconciliation of the total income tax provision tax rate from continuing operations to the statutory federal income tax rates of 21% and 34% for the years ended December 31, 2018 and 2017, respectively, is as follows:

	2018	2017
Income tax expense (benefit) at federal statutory rate	(21.0)%	(34.0)%
Income tax expense (benefit) at state statutory rate	(8.2)%	(6.7)%
Change in valuation allowance	35.8%	(324.5)%
Change in state rate	(0.1)%	(1.5)%
Permanent interest adjustments	0.7%	0.4%
Stock compensation	1.8%	5.2%
Research credit	(1.4)%	(1.9)%
Foreign rate differential	—	350.4%
NOLs expiring and adjustments to NOL	—	12.1%
Mark to market adjustment	(5.3)%	—
Other, net	(2.3)%	0.5%
	0.0%	0.0%

The tax effects of temporary differences that give rise to significant portions of our deferred tax assets and deferred tax liabilities as of December 31, 2018 and 2017 are as follows (in thousands):

	2018	2017
Deferred tax assets:
Allowances and reserves	$270	$140
Accrued expenses	122	154
Stock based compensation	996	1,065
Net operating loss carryforwards	91,197	87,426
Income tax credit carryforwards	8,671	8,587
Property and equipment, principally due to differences in depreciation	548	514
Other, net	38	45
	101,842	97,931
Valuation allowance	(101,091)	(97,089)
Total deferred tax assets, net of allowance	751	842
Deferred tax liabilities:
Intangibles assets	(751)	(842)
Total deferred tax liability	(751)	(842)
Net deferred tax assets (liability)	$—	$—

The Company has established a valuation allowance against its net deferred tax assets due to the uncertainty surrounding the realization of such assets. The Company periodically evaluate the recoverability of the deferred tax assets. At such time as it is determined that it is more likely than not that deferred assets are realizable, the valuation allowance will be reduced. The Company has recorded a full valuation allowance of $101.1 million as of December 31, 2018 as it does not believe it is more likely than not our net deferred tax assets will be realized. The Company increased its valuation allowance by approximately $4.0 million during the year ended December 31, 2018.

At December 31, 2018, we had federal, and state tax loss carry forwards of approximately $380.6 million, and $156.8 million, respectively. The federal and state net operating loss carry forwards begin to expire in 2019 and 2028, respectively, if unused. The federal net operating loss carryover includes $13.1 million of net operating losses generated in 2018. Federal net operating losses generated from 2018 onwards carryover indefinitely and may generally be used to offset up to 80% of future taxable income. At December 31, 2018, we had federal and state tax credit carry forwards of approximately $5.2 million and $4.5 million, respectively, after reduction for uncertain tax positions. The Company has not performed a formal research and development credit study with respect to these credits.  The federal credits will begin to expire in 2019, if unused, and the state credits carry forward indefinitely.

Pursuant to the Internal Revenue Code (“IRC”) of 1986, as amended, specifically IRC §382 and IRC §383, The Company’s ability to use net operating loss and R&D tax credit carry forwards (“tax attribute carry forwards”) to offset future taxable income is limited if we experience a cumulative change in ownership of more than 50% within a three-year testing period. The Company has not completed an ownership change analysis pursuant to IRC Section 382 for taxable years ended after December 31, 2007. If ownership changes within the meaning of IRC Section 382 are identified as having occurred subsequent to 2007, the amount of remaining tax attribute carry forwards available to offset future taxable income and income tax expense in future years may be significantly restricted or eliminated.  Further, the Company’s deferred tax assets associated with such tax attributes could be significantly reduced upon realization of an ownership change within the meaning of IRC §382.

In December 2017, the Tax Cuts and Jobs Act (the "2017 Act) was enacted. The 2017 Tax Act includes a number of changes to existing U.S. tax laws that impact the Company, most notably a reduction of the U.S. corporate income tax rate from 35 percent to 21 percent for tax years beginning after December 31, 2017. In 2017 and in the first nine months of 2018, the Company recorded provisional amounts for certain enactment-date effects of the act by applying the guidance in Staff Accounting Bulletin No. 118 ("SAB 118") because we had not completed our accounting for these effects.  In 2018 and 2017, the Company recorded $0 net tax expense related to the enactment-date effects of the Act related to the remeasurement of deferred tax assets and liabilities.  There were no changes made in 2018 to our 2017 enactment-date provisional amounts.

The Company applied the guidance in SAB 118 when accounting for the enactment-date effects of the Act in 2017 and throughout 2018. At December 31, 2017, the Company had not completed its accounting for all of the enactment-date income tax effects of the Act under ASC 740, Income Taxes, related to the remeasurement of deferred tax assets and liabilities. At December 31, 2018, the Company has now completed our accounting for all of the enactment-date income tax effects of the Act and no adjustments were made to the provisional amounts recorded at December 31, 2017.

As of December 31, 2017, the Company remeasured certain deferred tax assets and liabilities based on the rates at which they were expected to reverse in the future (which was generally 21%), by recording a provisional amount of $45.8 million, which was fully offset by valuation allowance. Upon further analysis of certain aspects of the Act and refinement of our calculations during the 12 months ended December 31, 2018, the Company determined that no adjustment was necessary to our provisional amount.

The Company follows the provisions of income tax guidance which provides recognition criteria and a related measurement model for uncertain tax positions taken or expected to be taken in income tax returns. The guidance requires that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not that the position would be sustained upon examination by tax authorities. Tax positions that meet the more likely than not threshold are then measured using a probability weighted approach recognizing the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company has not recognized any liability for uncertain tax positions as of December 31, 2018 and 2017.

Following is a tabular reconciliation of the unrecognized tax benefits activity during the years ended December 31, 2018 and 2017 (in thousands):

	2018	2017
Unrecognized Tax Benefits – Beginning	$2,157	$2,062
Gross increases – tax positions in prior period	1	—
Gross decreases – tax positions in prior period	(3)	—
Gross increase – current-period tax positions	61	95
Unrecognized Tax Benefits – Ending	$2,216	$2,157

The unrecognized tax benefit amounts are reflected in the determination of the Company’s deferred tax assets. If recognized, none of these amounts would affect the Company’s effective tax rate, since it would be offset by an equal reduction in the deferred tax asset valuation allowance.  The Company does not foresee material changes to its liability for uncertain tax benefits within the next twelve months.

The Company did not recognize interest related to unrecognized tax benefits in interest expense and penalties in operating expenses as of December 31, 2018.

The Company’s material tax jurisdictions are United States and California. To its knowledge, the Company is currently not under examination by the Internal Revenue Service or any other taxing authority.

The Company’s tax years for 1998 (federal) and 1997 (CA) and forward can be subject to examination by the United States and California tax authorities due to the carry forward of net operating losses and research development credits.